UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2010

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Attached hereto is a Notice issued by us to our shareholders of record as of June 29, 2010 pursuant to an order of the United States District Court for the Southern District of New York (the "Court") and Federal Rule of Civil Procedure 23.1, informing such shareholders that a proposed settlement has been reached, subject to Court approval, between the parties in the consolidated shareholder’s derivative action captioned IN RE JAKKS PACIFIC, INC. DERIVATIVE ACTION.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Notice to our shareholders as of June 29, 2010 with respect to proposed settlement of shareholders derivative lawsuit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: August 26, 2010	By:	/s/ JOEL M. BENNETT
Joel M. Bennett, CFO

Exhibit	Description

10.1	Notice to our shareholders as of June 29, 2010 with respect to proposed settlement of shareholders derivative lawsuit.